ALLIANCE ALL-MARKET ADVANTAGE FUND

ANNUAL REPORT
SEPTEMBER 30, 1995



LETTER TO SHAREHOLDERS                 ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

November 2, 1995

Dear Shareholder:

We are pleased to provide the first annual shareholder report for Alliance All-Market Advantage Fund, a closed-end fund trading under the New York Stock Exchange symbol "AMO." Your Fund's investment objective is to seek long-term growth of capital through all market conditions. AMO invests a majority of its assets in a core portfolio of equity securities of large, intensely researched, high quality companies that we believe are likely to achieve superior earnings growth. The core portfolio will typically consist of the 25 companies that are the most highly regarded at any point in time. The balance of the portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

The following pages include information that covers the period from November 4, 1994, when operations for the Fund began, through September 30, 1995, its fiscal year end. During that time, AMO's net asset value (NAV) increased from the initial public offering price of $20.00 per share to $23.78, and it achieved a total return of +28.60%. This compares with a return of +26.99% for the unmanaged S&P 500-stock Index over the same period. AMO has paid four quarterly dividends thus far, which totaled $1.476 per share.

The Fund's market price ended the period at $19.50 per share, representing an 18% discount to NAV. We believe that AMO's investment flexibility, superior net asset value performance and its distribution policy-to distribute 2% of the NAV quarterly-has not yet been fully reflected in the Fund's share price, which has continued to trade at a discount to NAV. These factors could eventually lead to AMO's discount narrowing to levels somewhat more in line with other general closed-end equity funds, though there can be no guarantees that this will happen.

THE YEAR IN REVIEW
During the past year, the Fund benefited from a strong domestic equity market. The portfolio was structured to take advantage of the general rise in stock prices by staying fully invested in stocks and, to a more limited extent, in options. Because of our positive outlook for the U.S. market during the period, the Fund has held limited foreign securities and short positions. The sectors of the market where we found the greatest risk versus reward characteristics were in technology, financial services and consumer services. In these sectors we uncovered many companies whose valuations were modest compared to their growth rates. As of the end of the fiscal year, our estimated earnings growth for the companies held in AMO's portfolio was in excess of twice the market's growth for valuations that were slightly below those of the market. This is consistent with our investment philosophy of buying "future" growth stocks at reasonable valuations. Additionally, given the Fund's intent to limit market risk by hedging we periodically use specialized investment techniques including short selling and options and futures contracts.

MARKET ENVIRONMENT AND OUTLOOK
The market has benefited from 1995's modest growth and modest inflation economy. When economic growth is neither too fast nor too slow-known as a "Goldilocks" economy-we often see better corporate profits and higher market valuations. As stock investors have accepted this scenario as opposed to a "boom/bust" scenario, higher stock prices have followed.

Looking forward, we still have a positive outlook for the equity market and believe the U.S. economy continues to be characterized by moderate growth and moderate inflation. This environment is allowing most leading U.S. companies to show rising earnings and cash flow and improvements in their balance sheets. Continual cost cutting by corporations coupled with a somewhat weak dollar has placed the U.S. in a very competitive position in relation to Europe and Japan. We should mention that any change in Washington that demonstrates fiscal


1



                                       ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

responsibility (through Social Security, Medicare, Medicaid or balanced budgets) would be viewed positively by the markets. Finally, while valuations have increased this year, we believe that considering current market conditions they are still below historical averages.

We appreciate your investment in Alliance All-Market Advantage Fund and look forward to reporting to you again in the coming months.

Sincerely,

John D. Carifa
Chairman and President

Alfred Harrison
Senior Vice President


2



TEN LARGEST HOLDINGS*
SEPTEMBER 30, 1995                     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

COMPANY                                    VALUE      PERCENTOFNETASSETS
------------------------------------------------------------------------
Intel Corp.                            $ 4,033,462            6.8%
Philip Morris Cos., Inc.                 2,773,388            4.6
Motorola, Inc.                           2,717,913            4.6
Norwest Corp.                            2,190,975            3.7
Airtouch Communications, Inc.            1,880,375            3.2
Applied Materials Inc.                   1,820,050            3.1
Nokia Corporation ADR                    1,729,800            2.9
cisco Systems, Inc.                      1,683,600            2.8
Tele Communications, Inc.                1,629,250            2.7
Mc Donalds Corp.                         1,623,375            2.7
                                       $22,082,188           37.1%


*  Excludes short-term obligations


3



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-73.9%
TECHNOLOGY-32.1%
BUSINESS EQUIPMENT & SERVICES-2.1%
General Motors Cl. E                             27,300    $ 1,242,150

COMMUNICATION EQUIPMENT-10.7%
cisco Systems, Inc.*                             24,400      1,683,600
DSC Communications Corp.*                        10,000        592,500
Ericsson (LM) Tel-SP-ADR                          3,100         75,950
  Rights expiring on 10/16/95*(a)                 3,100             -0-
Motorola, Inc                                    30,300      2,314,163
Nokia Corporation ADR                            24,800      1,729,800
                                                             6,396,013

COMPUTER HARDWARE-3.9%
Compaq Computer Corp.*                           21,700      1,049,737
Hewlett-Packard Co                               15,400      1,283,975
                                                             2,333,712

COMPUTER SOFTWARE & SERVICES-2.9%
First Data Corp                                   5,300        328,600
Microsoft Corp.*                                  9,100        823,550
Oracle Systems Corp.*                            14,400        552,600
                                                             1,704,750

SEMI-CONDUCTORS & EQUIPMENT-12.5%
Applied Materials Inc.*                          17,800      1,820,050
Intel Corp                                       57,700      3,469,212
  Warrants expiring 3/14/98*                     31,000        999,750
Micron Technology, Inc                           14,200      1,128,900
                                                             7,417,912
                                                            19,094,537


CONSUMER PRODUCTS & SERVICES-22.4%
AIRLINES-1.1%
Northwest Airlines Co.*                          15,300        650,250

BEVERAGES - SOFT DRINKS-1.8%
Coca Cola Company                                 5,000        345,000
PepsiCo., Inc                                    13,800        703,800
                                                             1,048,800

BROADCASTING & CABLE-11.0%
Airtouch Communications, Inc.*                   61,400      1,880,375
Comcast Corp. C1.A                               60,000      1,200,000
Cox Communications C1.A*                         60,000      1,215,000
Tele Communications, Inc. C1.A*                  93,100      1,629,250
Tele Comm-Liberty Media GR-A*                    23,275        622,606
                                                             6,547,231

COSMETICS-0.6%
Gillette Co.                                      7,500        357,187

ENTERTAINMENT-1.7%
Walt Disney Co                                   18,000      1,032,750

RESTAURANTS-1.9%
McDonalds Corp                                   29,500      1,128,375

RETAILING-1.9%
Home Depot, Inc                                  28,100      1,120,488

TOBACCO-2.4%
Philip Morris Cos., Inc                          17,200      1,436,200
                                                            13,321,281

FINANCE-11.1%
BANKING-REGIONAL-5.2%
First Chicago Corp                               13,000        892,125
Norwest Corp                                     66,900      2,190,975
                                                             3,083,100

FINANCIAL SERVICES - DIVERSIFIED-1.0%
ITT Corp                                          5,000        620,000


4



                                       ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

                                               SHARES OR
                                               CONTRACTS       VALUE
-----------------------------------------------------------------------
INSURANCE-2.8%
American International Group                      7,350    $   624,750
General Re Corp                                   6,800      1,026,800
                                                             1,651,550

MORTGAGE BANKING-2.1%
Federal National Mortgage Association            11,900      1,231,650
                                                             6,586,300

HEALTHCARE-6.8%
BIOTECHNOLOGY-1.7%
Amgen, Inc                                       20,200      1,007,475

MEDICAL SERVICES-3.0%
Columbia/HCA Healthcare Corp                     24,500      1,191,312
United Healthcare Corp                           12,700        620,713
                                                             1,812,025

PHARMACEUTICALS-2.1%
Merck Co                                         22,400      1,254,400
                                                             4,073,900
UTILITIES-1.5%
TELEPHONE UTILITY-1.5%
MCI Communications Corp                          34,400        896,550
Total Common Stocks (cost $37,681,075)                      43,972,568


CALL OPTIONS PURCHASED-21.3%*
AT&T Corp.
  expiring Jan. '96 @ $60                           140         92,750
  expiring Jan '97 @ $45                            520      1,189,500
cisco Systems, Inc.
  expiring Jan '96 @ $40                            175        519,531
Citicorp
  expiring Jan '97 @ $40                            200        645,000
Coca Cola Co.
  expiring Jan '96 @ $45                             75        183,750


                                               CONTRACTS        VALUE
-----------------------------------------------------------------------
Conrail, Inc.
  expiring Jan '96 @ $45                            150    $   362,925
Dean Witter
  expiring Jan '96 @ $40                            240        412,500
FNMA
  expiring Jan '97 @ $70                            125        450,000
General Electric Corp.
  expiring Jan '97 @ $40                            230        572,125
Gillette Co.
  expiring Dec '95 @ $37.50                         375        396,094
Hewlett Packard Co.
  expiring Jan '96 @ $45                            140        544,250
Intel Corp.
  expiring Jan '97 @ $32.50                         185        564,250
ITT
  expiring Mar '96 @ $110                            55        107,250
  expiring Mar '97 @ $105                            50        112,500
McDonalds Corp.
  expiring Jan '97 @ $30                            440        495,000
Merrill Lynch
  expiring Jan '97 @ $40                            310        755,625
Motorola, Inc.
  expiring Jan '97 @ $60                            170        403,750
PepsiCo., Inc.
  expiring Jan '97 @ $35                            410        753,375
Philip Morris Cos., Inc.
  expiring Jan '97 @ $50                            389      1,337,188
Schering-Plough
  expiring Jan '96 @ $42.50                         200        210,000
UAL Corp.
  expiring Jan '96 @ $100                           175      1,275,313
United Healthcare Corp.
  expiring Jan '96 @ $35                            600        885,000
Walt Disney Co.
  expiring Jan '97 @ $40                            210        427,875
Total Call Options Purchased
  (cost $11,135,157)                                        12,695,551


5



PORTFOLIO OF INVESTMENTS (CONTINUED)   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

                                               CONTRACTS       VALUE
-----------------------------------------------------------------------
PUT OPTIONS PURCHASED-0.2%*
Standard & Poors 500 Index
  expiring Dec '95 @ 525                            350    $    56,875
  expiring Dec '95 @ 535                            200         32,500
  expiring Dec '95 @ 550                            100         33,750
Total Put Options Purchased
  (cost $1,368,250)                                            123,125

TOTAL INVESTMENTS-95.4%
  (cost $50,184,482)                                        56,791,244

CALL OPTIONS WRITTEN-(0.1%)*
UAL Corp.
  expiring Oct '95 @ $175                            70        (23,625)
United Healthcare Corp.
  expiring Jan '96 @ $55                            300        (38,439)
Total Call Options Written
  (premiums received $73,205)                                  (62,064)


                                                 SHARES        VALUE
-----------------------------------------------------------------------
SECURITIES SOLD SHORT-(5.3%)
Catepillar, Inc.                                 10,500    $  (597,188)
Cyrix Corp.*                                     16,000       (610,000)
International Business Machines                   6,400       (604,000)
Nexgen, Inc.*                                    32,000       (600,000)
Roadway Services, Inc.                            2,500       (124,375)
Union Carbide Corp.
  Hldg. Co.                                      15,000       (596,250)
Total Securities Sold Short
  (proceeds $3,136,382)                                     (3,131,813)

TOTAL INVESTMENTS, NET OF OUTSTANDING
  CALL OPTIONS WRITTEN AND
  SECURITIES SOLD SHORT-90.0%                               53,597,367
Other assets less liabilities-10.0%                          5,963,303

NET ASSETS-100%                                            $59,560,670


*    Non-income producing.
(a) The rights entitle the subscriber to ten shares of common stock for each right.

     Glossary:
     ADR - American Depository Receipt.
     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995                     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $50,184,482)            $56,791,244
  Cash                                                                  480,220
  Due from brokers for securities sold short                          4,348,071
  Receivable for investment securities sold                           4,047,562
  Dividends receivable                                                   65,305
  Deferred organization expense                                          16,405
  Other assets                                                            4,455
  Total assets                                                       65,753,262

LIABILITIES
  Securities sold short, at value (proceeds $3,136,382)               3,131,813
  Outstanding call options written, at value
    (premiums received $73,205)                                          62,064
  Payable for investment securities purchased                         1,729,073
  Dividend payable                                                    1,106,709
  Advisory fee payable                                                   58,594
  Administration fee payable                                             12,207
  Accrued expenses and other liabilities                                 92,132
  Total liabilities                                                   6,192,592

NET ASSETS
  (equivalent to $23.78 per share, based on 2,505,000
    shares outstanding)                                             $59,560,670

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $    25,050
  Additional paid-in capital                                         49,343,315
  Accumulated net realized gain                                       3,569,833
  Net unrealized appreciation of investments, short sales and
    options written                                                   6,622,472
                                                                    $59,560,670

NET ASSET VALUE PER SHARE                                                $23.78


See notes to financial statements.


7



STATEMENT OF OPERATIONS
FROM NOVEMBER 4, 1994* TO SEPTEMBER 30, 1995
ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign withholding taxes of $1,223)  $600,846
  Interest                                                122,284  $   723,130

EXPENSES
  Advisory fee                                            571,725
  Administration fee                                      119,110
  Audit and legal                                          48,149
  Shareholder servicing                                    47,645
  Printing                                                 44,088
  Custodian                                                43,626
  Directors' fees                                          22,015
  Dividends on securities sold short                       17,600
  Registration                                             14,624
  Transfer agency                                          10,086
  Amortization of organization expenses                     3,595
  Miscellaneous                                            10,031
  Total expenses                                                       952,294
  Net investment loss                                                 (229,164)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on long transactions                             7,373,759
  Net realized loss on short sale transactions                        (192,192)
  Net realized gain on option transactions                             314,819
  Net unrealized appreciation of investments, short sales and
    options written                                                  6,622,472
  Net gain on investments                                           14,118,858

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $13,889,694


*  Commencement of operations.
   See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

                                                                  NOV. 4, 1994*
                                                                        TO
                                                                  SEP. 30, 1995
                                                                  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                              $  (229,164)
  Net realized gain on investment, short sale and
    option transactions                                              7,496,386
  Net unrealized appreciation of investments, short sales and
    options written                                                  6,622,472
  Net increase in net assets from operations                        13,889,694

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                                  (3,697,389)

COMMON STOCK TRANSACTIONS
  Net proceeds from sale of shares of common stock                  50,000,000
  Offering costs charged to additional paid-in capital                (731,635)
  Total increase                                                    59,460,670

NET ASSETS
  Beginning of period                                                  100,000
  End of year                                                      $59,560,670


*  Commencement of operations.
   See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995                     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. On October 27, 1994, the Fund sold 5,000 shares of common stock for $100,000 to Alliance Capital Management L.P. (the "Investment Adviser"). The Fund commenced operations on November 4, 1994. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the closing price on such exchange on the day of valuation or, if no such closing price is available, at the mean of the bid and asked price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Options are valued at market value or fair value, if no market exists, using methods determined by the Board of Directors. Securities for which market quotations are not readily available and illiquid securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes are required.

To reflect reclassifications arising from permanent book/tax differences for the period ended September 30, 1995, ($229,164) was reclassified from net investment income to accumulated net realized gain.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays the Investment Advisor a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. The Basic Fee, as adjusted, will range between 1.20% and 1.80% annualized of the Fund's average net assets. The Investment Advisor received the minimum fee of 1.20% and no performance fee was paid for the period ended September 30, 1995.

Under the terms of the Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .25 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid for the year ended September 30, 1995 on investment transactions amounted to $276,800, none of which was paid to affiliated brokers.


10



                                       ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and options) aggregated $100,137,994 and $63,125,636, respectively, for the period ended September 30, 1995.

At September 30, 1995, the cost of investments for federal income tax purpose was $48,939,357. Accordingly, gross unrealized appreciation of investments was $8,256,701 and gross unrealized depreciation of investments was $404,814 resulting in net unrealized appreciation of $7,851,887.

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets and options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the period ended September 30, 1995 were as follows:


                                                      NUMBER     PREMIUMS
                                                   OF CONTRACTS  RECEIVED
                                                   ------------  --------
Options outstanding at beginning of period                -0-    $    -0-
Options written                                          430      85,339
Options terminated in closing purchase transactions      (60)    (12,134)
Options outstanding at September 30, 1995                370     $73,205


The cost of cancelling options in closing purchase transactions was $5,670 resulting in a net short-term capital gain of $6,464.

The average value of purchased options outstanding during the period ended September 30, 1995 was $3,210,560.

2. SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be partially secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will (i) maintain cash or liquid high grade debt securities with the broker-dealer and/or in a segregated account with its custodian in an aggregate amount equal to the market value of the securities sold short or (ii) consider the short sale to be a borrowing by the Fund that is


11



NOTES TO FINANCIAL STATEMENTS (CONT.)  ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

subject to the asset requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized. Of the 2,505,000 shares outstanding at September 30, 1995, the Adviser owned 5,000 shares. In addition to the shares issued to the Investment Adviser, an initial public offering of the Fund's shares resulted in the issuance of 2,500,000 shares of the Fund's common stock for net proceeds of $50,000,000.

Offering costs of $731,635 relating to the initial public offering have been charged to additional paid-in capital.

NOTE E: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                               NET INCREASE
                                         NET REALIZED AND       (DECREASE)
                                         UNREALIZED GAIN      IN NET ASSETS
                      NET INVESTMENT        (LOSS) ON         RESULTING FROM      MARKET PRICE
                       INCOME (LOSS)       INVESTMENTS          OPERATIONS          ON NYSE
                     ----------------  ------------------  ------------------  ------------------
                       TOTAL    PER       TOTAL     PER       TOTAL     PER
QUARTER ENDED          (000)   SHARE      (000)    SHARE      (000)    SHARE      HIGH      LOW
-------------------  -------  -------  ---------  -------  ---------  -------  ---------  -------
September 30, 1995    $(108)   $(.04)   $ 5,413    $2.17    $ 5,305    $2.13    $20.000   $18.375
June 30, 1995           (79)    (.03)     5,569     2.23      5,490     2.20    $19.375   $16.875
March 31, 1995          (51)    (.02)     4,514     1.80      4,463     1.78    $17.750   $15.625
December 31, 1994*        9       -0-    (1,377)    (.55)    (1,368)    (.55)   $20.000   $15.750
                      $(229)   $(.09)   $14,119    $5.65    $13,890    $5.56


*  From November 4, 1994 (commencement of operations).


12



FINANCIAL HIGHLIGHTS                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                     NOVEMBER 4, 1994*
                                                      TO SEPTEMBER 30,
                                                            1995
                                                     -----------------
Net asset value, beginning of period                       $19.70+

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                          (.09)
Net realized and unrealized gain on investments              5.65
Net increase in net asset value from operations              5.56

LESS: DISTRIBUTIONS
Distributions from net realized gains                       (1.48)
Net asset value, end of period                             $23.78
Market value, end of period                                $19.50

TOTAL RETURN
Total investment return based on: (a)
  Market value                                               5.46%
  Net asset value                                           28.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                 $59,561
Ratio of expenses to average net assets                      2.00%(b)
Ratio of net investment loss to average net assets           (.48)%(b)
Portfolio turnover rate                                       140%


*    Commencement of operations.

+    Net of offering costs of $.30.

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(b)  Annualized.


13



REPORT OF INDEPENDENT ACCOUNTANTS      ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund (the "Fund") at September 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period November 4, 1994 (commencement of operations) through September 30, 1995 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
November 16, 1995


14



ADDITIONAL INFORMATION                 ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary enrollment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to suspend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at the Bank of New York, 101 Barclay Street, New York, NY 10286.

Since the filing of the most recent amendments to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Alfred Harrison, the Senior Vice President of the Fund.


15



                                       ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
ALFRED HARRISON, SENIOR VICE PRESIDENT
PETER W. ADAMS, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
JACK KOLTES, VICE PRESIDENT
ERIC PERKINS, VICE PRESIDENT
JAMES G. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
THE BANK OF NEW YORK
101 Barclay Street
New York, NY 10286

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286


(1)  Member of the Audit Committee.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund, Inc. for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16



ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
Summary of General Information

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL and each Saturday in BARRON'S and THE NEW YORK TIMES, as well as other newspapers ina table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling 1-800-432-8224.


ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AMAAR